Exhibit 99.2 Third Quarter 2023 Investor Presentation

Legal Disclaimer Certain information in this presentation includes “forward-looking statements” within the meaning of federal securities laws, including financial projections of CoStar Group, Inc. (“CoStar Group” or the “Company”), addressable markets, statements about management’s plans, growth strategy, goals and objectives for future operations and similar statements regarding expected future events. These statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially. Factors that could cause or contribute to such differences include: general economic conditions; the risk that our projections about revenue, EBITDA, Adjusted EBITDA, net income per share, Non-GAAP net income, Non-GAAP net income per share, site traffic or the number of users on our sites are not as expected; product development and releases; planned sales and marketing activities and investments; the anticipated benefits of completed or proposed acquisitions; trends in customer behavior; effective tax rates; the anticipated benefits of cross-selling efforts; planned service enhancements; legal and regulatory issues; changes in accounting policies or practices and current economic conditions, including the potential impacts of the COVID-19 pandemic, on the commercial real estate industry and our customer base. More information about potential risks that could cause actual results to differ from those contemplated by the forward-looking statements is included in our filings with the Securities Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All forward- looking statements are based on information available to us on the date of this presentation, and we assume no obligation to publicly update such statements whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, including Organic Revenues, Acquired Revenues, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP Net Income and Non-GAAP Net Income per Share, which are used by our management and board of directors to measure operating performance and trends and to prepare our annual budget. You should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliation tables and other important information about the Company’s financial results and operating metrics used herein are included in the Appendix to this presentation. This presentation also contains estimates and statistical data made by independent parties and by CoStar Group related to market size, the housing rental market, agent users, site traffic, growth and other data about CoStar Group’s industry and performance. These data involve a number of assumptions and limitations, which may significantly impact their accuracy, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. This presentation is not an offer or a solicitation of an offer to purchase any securities.

Third Quarter 2023 Highlights

Third Quarter 2023 Highlights • Third quarter 2023 revenue increased 12% year-over-year. Commercial information and marketplace businesses grew 14% year-over-year. • 50 consecutive quarters of double-digit revenue growth. • Homes.com traffic reached 100 million unique visitors in September, up 1,290% from September 2022 to become the second most trafficked residential site in the U.S. • Residential network traffic was 141 million unique visitors, more than Realtor and Redfin combined. • Apartments.com revenue growth accelerated to 24% year-over-year. • Strong net new bookings of $65 million in the third quarter. • Offer to acquire OnTheMarket – the third most visited residential property portal in the United Kingdom. Source: In September 2023, Homes.com surpassed 100 million monthly unique visitors, according to Google Analytics, exceeding Realtor.com’s 74 million monthly average unique visitors for its fiscal fourth quarter as reported in its earnings release on August 10, 2023, and Redfin’s 52 million monthly average unique visitors for the quarter ended June 30, 2023 as reported in its Form 10-Q filed August 3, 2023

Homes.com Skyrockets Past 100M Unique Visitors in September Now #2 Most Trafficked U.S. Residential Site 100 90 80 70 60 50 40 30 20 10 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Source: In September 2023, Homes.com surpassed 100 million monthly unique visitors, according to Google Analytics, exceeding Realtor.com’s 74 million monthly average unique visitors for its fiscal fourth quarter as reported in its earnings release on August 10, 2023, and Redfin’s 52 million monthly average unique visitors for the quarter ended June 30, 2023 as reported in its Form 10-Q filed August 3, 2023 Unique Visitors in Millions

Our Websites Reached 160 Million Unique Visitors in September 2023 160 140 120 100 80 60 40 20 - 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Source: Google Analytics Unique Visitors – All CoStar Sites Unique Visitors in Millions

OnTheMarket

Acquisition Offer Announced October 19th, 2023

- OnTheMarket is the third most visited residential property portal in the United Kingdom with approximately 20 million site visits per month[1]
- Founded by agents in 2013 as an agent friendly competitive alternative to the existing UK property portals
- Over 13,000 agents advertise with OnTheMarket[2]
- Revenue for the twelve-month period ending July 31, 2023, was approximately £35 million[3], with adjusted EBITDA of £8 million[4]
- Acquisition represents an attractive and efficient entry point into the £8 trillion United Kingdom residential property market
- Transaction multiples for trailing twelve month period are 2.5x revenue and 11x adjusted EBITDA
- Offer price £1.10 per share in cash or approximately £100 million
- Offer subject to shareholder approval and customary closing conditions. Transaction is expected to close in fourth quarter 2023


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[1] Calculated as 119 million visits over the period of February 2023-July 2023, divided by six months

[2] Advertisers are defined as either estate and lettings agent branches or new home developments listed at OnTheMarket.com

[3] Calculated as the sum of 1H FY2024 revenue of £17mm, per OnTheMarket's FY2024 interim results announcement, and 2H FY2023 revenue, which is derived from Full Year FY2023 revenue of £35mm, per OnTheMarket's FY2023 Annual Report, less 1H FY2023 revenue of £17mm, per the FY2024 interim results announcement.

[4] Calculated as the sum of 1H FY2024 EBITDA of £3mm, per OnTheMarket's FY2024 interim results announcement, and 2H FY2023 EBITDA, which is derived from Full Year FY2023 EBITDA of £8mm, per OnTheMarket's FY2023 Annual Report, less 1H FY2023 EBITDA of £3mm, per the FY2024 interim results announcement.

CoStar Group

Third Quarter and Year to Date 2023 Results Third Quarter Year-To-Date $625 million $1.8 billion Revenue 12% year-over-year growth 13% year-over-year growth $112 million $362 million Adjusted EBITDA 18% margin 20% margin Net new bookings $65 million $228 million $91 million $278 million Net income $0.22 per diluted share $0.68 per diluted share $120 million $365 million Non-GAAP net income $0.30 per diluted share $0.90 per diluted share

2023 Fourth Quarter and Full Year Outlook Fourth Quarter Full Year $630 million to $635 million $2.445 billion to $2.450 billion Revenue 10% year-over-year growth 12% year-over-year growth $123 million to $128 million $485 million to $490 million Adjusted EBITDA 20% margin 20% margin $97 million to $101 million $376 million to $380 million Net income $0.24 to $0.25 per diluted share $0.92 to $0.93 per diluted share Non-GAAP $127 million to $130 million $492 million to $496 million net income $0.31 to $0.32 per diluted share $1.21 to $1.22 per diluted share

Company Overview

CoStar Group is the Global Leader in Digitizing Real Estate 37 One billion+ $5 billion+ 5,700 years of real estate annual visits investment in research employees experience to our websites and technology member of the 500 Innovator of the Year COMPANY OF THE YEAR Best Integrated Marketing Campaign $5 billion+ 14 ~$30 billion 75 in cash on hand countries market capitalization offices *All numerical data as of September 30, 2023

A Global Leader in the Digital Transformation of the $300+ Trillion Real Estate Industry • Long growth runway: Global addressable market for real estate information and marketplaces estimated at > $100 billion. • Strong competitive position: Massive proprietary dataset built over 37 years with > $5 billion invested in research. • Leading Property Marketplaces: Hundreds of millions shop our online real estate marketplaces. • Successful growth track record: 50 consecutive quarters of double- digit revenue growth, both organic and through acquisitions. • Attractive financial model: Over 95% subscription revenue. 90%+ renewal rates*. Strong margins, high free cash flow and a fortress balance sheet. *All data as of September 30, 2023. Subscription revenue includes all contracts regardless of term. Renewal rate refers to contracts with 12 month or longer terms.

Global Real Estate: A $300 Trillion Asset Class U.S. REAL ESTATE GLOBAL REAL ESTATE $70 TRILLION $300 TRILLION (Year CoStar entered market) Office (1986) Industrial (1994) United States Retail (2004) Rural Land (2011) Apartment (2014) Hotel Single Family (2019) Residential/ Canada New Homes China (2020) France UK CoStar Group Offices India Germany U.S. Real Estate Sources: Apartment – CoStar estimate Global Real Estate Sources: Office – CoStar estimate Hotel – CoStar estimate Global real estate value calculated by scaling Industrial – CoStar estimate Single Family – Federal Reserve Flow of Funds and U.S. real estate value based on the U.S. Retail – CoStar estimate Urban Institute share of global GDP, Global GDP data from Based on 2023 Data Rural Land – U.S. Department of Agriculture New Homes – Federal Reserve Economic Data (FRED) The World Bank

~$40B North American Addressable Market, Global Market > $100B Total North American Addressable Market $4 Billion $9 Billion $5 Billion $6 Billion >$15 Billion 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% TAM Sources: CoStar, Apartments, LoopNet and Ten-X – CoStar estimate Homes.com – extrapolation of Borrell Associates “2019 Real Estate Advertisement Outlook” combined with CoStar estimate

Consistent Double Digit Revenue Growth 5 YEAR CAGR $2.5B 23% 16% $2.2B 20% TOTAL 5 YEAR REVENUE CAGR $1.9B 16% $1.7B $1.4B 18% $1.2B 11% 2018 2019 2020 2021 2022 2023E CoStar Multifamily LoopNet Residential Information Services Other Marketplaces

50 Consecutive Quarters of Double-Digit Revenue Growth Regardless of Commercial Property Transaction Volumes 700 450 High Inflation Quarterly Revenue Transaction Volumes 2022-2023: +12% Growth 400 600 Pandemic 2020-2021: +18% Growth • Sustained double-digit revenue growth 350 • 95% subscription revenue 500 300 1 • 80% annual contracts 400 • Resilient through market cycles 250 • Single, integrated global platform 200 300 150 200 Great Recession 2009 Revenue: -1% 100 100 50 - - 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1 As of September 30, 2023. Organic revenue excludes revenue from acquired companies at time of acquisition. 2022-2023 revenue growth rate based on full year 2022 and 2023 run rate revenue. Quarterly Revenue (in millions)

More Diversified with More Countercyclical Business Mix Since the Great Recession 2008 REVENUE 2023E REVENUE Other Marketplaces Other 5% Information Residential Revenue 2% Services LoopNet 11% CoStar 38% Information CoStar Marketplaces & Analytics 92% 55% 45% Information Multifamily & Analytics Information 37% Services 100% 7%

Diversified Client Base with Minimal Concentration TOP 1,000 CLIENTS: REVENUE BY CLIENT SEGMENT NONE MORE THAN 2% Lender Investors 4% 7% Owners Other 34% 14% Property Management 19% Brokers 22% *Revenue by client segment and by client extrapolated from September 2023 CoStar billing data.

Successful Acquisition and Integration Track Record 2023 REVENUE COMPOSITION $600 Acquired 22% $500 $400 Organic 78% $300 $200 $100 $0 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Organic Revenue Acquired Revenue for the year following acquisition Millions

High Growth, High Margin Subscription Business Model ü 23% Revenue CAGR since IPO 24 years ago Double-Digit Revenue and ü Net Income CAGR of 29% over the last 10 years Adjusted EBITDA Growth ü Adjusted EBITDA CAGR of 14% over the last 10 years ü 95% subscription revenue with 82%+ annual contracts Predictable Subscription ü 96% renewal rate for clients > 5 years Services Revenue ü Double-digit revenue growth for 50 straight quarters ü 80%+ gross margin Strong Operating Leverage ü Commercial business approaching 40% margin ü Net cash provided by operating activities of $526M for trailing twelve months Highly Cash Generative with Strong Balance Sheet ü $5.2B cash versus $1B of debt Note: All data as of 9/30/23.

ESG Recent Accomplishments • Calculated Greenhouse Gas baseline emissions in 2022 • Completed CDP Questionnaire • Signed Net Zero Commitment with Science Based Target initiative • ISS 50% Score Improvement To read our full 2023 ESG Report visit: https://investors.costargroup.com/ESG

The global leader in commercial real estate information, analytics, and data-driven news

CoStar by the Numbers $930M 180K+ Revenue Run Rate Subscribers 7.1M+ 890K+ Commercial Listings Properties 14.8M+ 5.2M+ Lease Sale Transactions Transactions * Data from CoStar internal database as of September 2023. Run Rate based on Q3 2023 annualized.

CoStar Product Investments Expand the Market Size, Resulting in Long-Term Double-Digit Growth $250 13% Revenue Growth Rate $4B U.S. MARKET SIZE Ten Year CAGR Tenants Hospitality $200 Lenders Owners / $150 Investors Brokers / Appraisers $100 $50 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Total addressable market for CoStar – CoStar estimate. CAGR based on trailing twelve-month revenue as of 9/30/23. Quarterly Revenue (in millions)

Unparalleled Research Methodology 1,000+ Drones 70 300 Analysts and In-market Economists canvassers 1 1,500 Cessna capturing Researchers aerial insights Automated data 1,000 extraction Software Developers To facilitate the gathering of data 50 Data feeds and Journalists Across third-party data North America & Europe 1 Based on 8/31/23 Internal Data

Discover your new home. Helping 100 million renters find their perfect fit.

Apartments.com by the Numbers 24% $940M Year-over-Year Revenue Run Rate Revenue Growth 1M+ #1 Rental Rank in Brand Availabilities Awareness 45M 1B Average Monthly Annual Visits Unique Visitors *All data as of September 2023. Revenue Run Rate based on Q3 2023 annualized. Brand awareness from Dynata, a leading market research sampling provider.. Traffic data from Google Analytics.

Apartments.com Beats Competition on the Metrics That Matter to Advertisers 2X 2X 3X more time higher more per visit conversion leases Sources: Traffic from Comscore Media Metrix, YTD 2023; Lease data from Rent Dynamics, April - June 2023

Record Unaided Consumer Brand Awareness





Apartments.com
53%
32%
35%
34%
31%
34%
36%
36%
33%
34%
30%
37%
40%
49%
'20 Q1
'20 Q2
'20 Q3
'20 Q4
'21 Q1
'21 Q2
'21 Q3
'21 Q4
'22 Q1
'22 Q2
'22 Q3
'22 Q4
'23 Q1
'23 Q2
23 Q3

Source: Dynata *a leading market research sampling provider*

CoStar Group

Success of Apartments.com Growth Since Acquisition 2014 2023 th 5 place in highly fragmented The leading online rental #1 Industry Rank online rental search industry marketplace* Revenue $86 million $940 million revenue run rate 11X Traffic 4 million monthly uniques 45 million average monthly uniques 11X Customers 18,000 communities 69,000 communities 4X * 2023 #1 in Brand Awareness and Revenue. 2023 Revenue Run Rate based on Q3 2023 annualized. 2014 ComScore traffic data. 2023 Google Analytics traffic data. Customer data from internal database.

Tremendous Opportunity Ahead in the Small to Medium Property Space Client Annual Revenue Revenue Unit Range Universe TAM ($M) Properties Run Rate Penetration 1-49 23M 11K $60M 1% $6B $7B opportunity 50-99 68K 11K $108M 11% $1B 100+ 102K 43K $772M 39% $2B Grand Total 23M 65K $940 10% $9B Data as of September 2023

The #1 global commercial real estate marketplace

LoopNet by the Numbers 16% $270M 5 Year Revenue Revenue Run Rate CAGR 14M 93% Monthly Unique #1 Position for CRE Visitors Worldwide Terms in Google 97% 370K+ Fortune 1000 CRE Brokers & Companies Owners Advertising Active on Site *All data as of September 2023. Run Rate based on Q3 2023 annualized. Traffic data from Google Analytics.

Commanding Share of Traffic vs. Marketplace Competitors

LoopNet Network vs. Competitors


LoopNet Network
crexi
propertyshark
commercialcafe
officespace
commercialexchange
commercialsearch
vts
buildout
Instantoffices
commercialmls
reonomy
myelisting
globallistings
propertycapsule
rcm1
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000

50x

Unique Visitors of the Avg. CRE Marketplace Competitor

7x

Unique Visitors of the Nearest Competitor

LoopNet
Source: SEMRush 7/31/23
CoStar Group

LoopNet Revenue Up 5x Since Acquisition Early Stages of a Massive Global Opportunity $70 Domestic International $5 Billion $60 North American TAM $50 $15 Billion $40 Global TAM $30 $20 $10 $0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Quarterly Revenue in Millions

LoopNet International Expansion Underway

LoopNet Canada *loopnet.ca*


Menu
LoopNet
Find your next commercial property
For Sale
For Lease
Businesses For Sale
Enter a property type
Enter a location
Search
Trends

LoopNet UK *loopnet.co.uk*


Menu
LoopNet
Find your next commercial property
For Sale
For Lease
Enter a property type
Enter a location
Search
Trends

LoopNet Spain *loopnet.es*


Menú
LoopNet
Iniciar Sesión
Inscribirse
Anunciar
Encuentre su próxima propiedad comercial
Venta
Alquilar
Buscar zona
Buscar una ubicación
Buscar
Tendencias

LoopNet France *loopnet.fr*


Menu
LoopNet
Connectez-vous
S'inscrire
Annoncer
Trouvez votre prochaine propriété commerciale
À vendre
À louer
Entrer un type de propriété
Paris
Rechercher
Les tendances

LoopNet
CoStar Group

The fastest growing U.S. residential marketplace

Our Vision Establish Homes.com as the #1 residential real estate marketplace

Homes.com by the Numbers 100M+ Millions Free Leads Monthly Unique per Quarter Visitors 15K+ 2.1M+ Residential For Sale Neighborhood and Rental Listings Content 630K 1M+ Agents with Registered Agents 1+ Listing * Sources: Homes.com surpassed 100 million monthly unique visitors, according to Google Analytics. All other based on Internal data as of September 30, 2023.

A Better Business Model – “Your Listing, Your Lead” • Only Homes.com connects you to the listing agent who knows the home best • No cold calls, robocalls, or spam from random agents • Competitor models monetize buyer agency, taking one third of agent’s commissions • Homes.com is providing millions of free leads to listing agents to help sell the home

“Your Listing, Your Lead” Delivering Real Value to Agents

Our Proprietary Content Sets Us Apart. Consumers Aren’t Just Looking for a Home, They’re Looking for a Community. Homes.com is digitizing rich content for communities across the U.S. 20,000+ Neighborhoods 40,000+ Parks 125,000+ Schools 65,000+ Condo Buildings

Marketing the Property is the Superior Financial Model Contact Agent Companies that Market the Property Companies that Market the Agent 300 300 200 200 ($1.8) Billion Cumulative Net Loss 100 100 0 0 (100) (100) (200) (200) $2.5 Billion Cumulative Net Income (300) (300) (400) (400) (500) (500) (600) (600) 2018 2019 2020 2021 2022 2018 2019 2020 2021 2022 Source: Aggregate of publicly disclosed data for competitors in the industry. Net Income ($ in millions) Net Income ($ in millions)

The global leader in hospitality information, analytics and benchmarking

STR by the Numbers 22% 78K YoY Subscription Hotels Worldwide Revenue Growth 10M 190 Guest Rooms Countries $300M 97% Total Addressable Renewal Rate Market *Based on internal CoStar data as of September 2023.

STR Data Includes 78,000+ Hotels Across 190 Countries

The leading platform for lease accounting and management

Real Estate Manager by the Numbers 17% 97% 5 Year Revenue Customer CAGR Retention Rate $4B Monthly Lease Payments Managed 625K 33K Real Estate System Users Leases CAGR and Retention Rate based on 9/30/23 trailing twelve-month period. All other data from internal database as of August 2023.

Platform for Managing the Tenant’s Entire Lease Lifecycle The Most Comprehensive Portfolio Management Platform with Integrated CoStar Real Estate Data Drive Cost Savings Optimize Real Estate Portfolios Achieve Lease Accounting Compliance

The SMARTER, BETTER, FASTER way to transact commercial real estate

Ten-X by the Numbers 90% $31B Properties Sold in Assets Sold 90 Days or Less 63% Trade Rate Since 2020 84% 93% Non-Distressed Close Rate Assets Assets sold since inception in 2009. Trade rate since acquisition in 2020. Close rate, time to close and non-distressed assets sold are YTD 2023.

Ten-X Platform Closes Deals 2-3x Faster than Offline Transactions Asset Marketing & Bidder Qualification Asset Evaluation Contracts & Closing + - 10 Days Onboarding & Due Diligence Online Auction

Ten-X Revenue Opportunity is >$3 Billion at Current Transaction Levels Market Penetration % Revenue Opportunity ($1M - $10M Property Size) Current 1% $50 Million 5% $155 Million $310 Million 10% $775 Million 25% 33% $1 Billion 100% $3.1 Billion 0 500 1,000 1,500 2,000 2,500 3,000 Annual Revenue (in Millions) Revenue opportunity based on CoStar estimates.

The largest rural real estate marketplace in the country

Land.com by the Numbers 16% 10M 5 Year Revenue Average Monthly CAGR Visitors 8K+ Paid Clients 430K+ 50K+ Land Sale Comps Paid Listings in Database *CAGR and leads based on 9/30/23 trailing twelve-month period. Traffic data from Google Analytics for Q3 23 Paid listing and client data from internal database as of 8/31/23.

Land.com Leads All Competitors in Traffic Share LandSearch LandFlip Network 7.6M visits per month AcreValue Homes And Land 2.6X Land Broker MLS our largest competitor Farm And Ranch LandHub Source: SimilarWeb, Monthly Visits, August 2023

The largest business-for-sale marketplace in the U.S.

BizBuySell by the Numbers 10% 35M 5 Year Revenue Annual Visits CAGR 2.5M Annual Leads Delivered 120K 150K Annual Sold Business Comps in Database Paid Listings *CAGR based on trailing twelve-month revenue from 9/30/23. Run Rate based on Q3 2023 annualized. Traffic data from Google Analytics. Listing, Lead and Comp data from internal database as of 8/31/23.

Our Network Has More Traffic Than All Competitors Combined


BizBuySell
BusinessesForSale.com
FranchiseGator
FranchiseDirect
BusinessBroker.net
BizBen
BusinessMart
GlobalBX
4M
visits per month
14x
our largest competitor

BizBuySell
* BizBuySell Network traffic vs similar sites; SimilarWeb, August 2023
CoStar Group

Appendix

Non-GAAP Measures For information regarding the purpose for which management uses the non-GAAP financial measures disclosed in this release and why management believes they provide useful information to investors regarding the CoStar Group Inc.’s (the “Company” of “CoStar Group”) financial condition and results of operations, please refer to the Company’s latest periodic report filed with the Securities and Exchange Commission at www.sec.gov. EBITDA is a non-GAAP financial measure that represents GAAP net income attributable to CoStar Group before interest income or expense, net and other income or expense, net; loss on debt extinguishment; income taxes; depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure that represents EBITDA before stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, and settlements and impairments incurred outside the Company’s ordinary course of business. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues for the period. Non-GAAP net income is a non-GAAP financial measure determined by adjusting GAAP net income attributable to CoStar Group for stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, settlement and impairment costs incurred outside the Company's ordinary course of business and loss on debt extinguishment, as well as amortization of acquired intangible assets and other related costs, and then subtracting an assumed provision for income taxes. In 2023, the Company is assuming a 26% tax rate in order to approximate its statutory corporate tax rate excluding the impact of discrete items. Non-GAAP net income per diluted share is a non-GAAP financial measure that represents non-GAAP net income divided by the number of diluted shares outstanding for the period used in the calculation of GAAP net income per diluted share. For periods with GAAP net losses and non-GAAP net income, the weighted average outstanding shares used to calculate non-GAAP net income per share includes potentially dilutive securities that were excluded from the calculation of GAAP net income per share as the effect was anti-dilutive. Organic revenues and acquired revenues are non-GAAP measures for reporting financial performance of the business. Organic revenues represent total company revenues excluding net revenues from acquired companies for the first four full quarters since the entities’ acquisition date. Acquired revenues represents revenues from acquired companies for the first four full quarters since the entities' acquisition date. After the completion of four full fiscal quarters, changes in revenues of acquired is treated as organic for future periods. For products discontinued after an acquisition, the lesser of the reported revenues or the actual revenues reported is included in acquired revenues.

Reconciliation of Net Income to Non-GAAP Net Income

The following table presents a reconciliation of CoStar Group's, Non-GAAP Net Income, including forward-looking guidance Non-GAAP Net Income, to the most directly comparable GAAP financial measure, net income.

(in thousands) except per share amounts	For the Year Ended December 31,		For the Three Months Ended			For the Nine Months Ended
	Low 2023[1]	High 2023[1]	December 31, 2023 - Low[1]	December 31, 2023 - High[1]	September 30, 2023	September 30, 2023
Net income	$ 376,000	$ 380,000	$ 97,000	$ 101,000	$ 90,574	$ 278,225
Income tax expense	123,000	124,000	33,000	34,000	29,907	90,272
Income before income taxes	499,000	504,000	130,000	135,000	120,481	368,497
Amortization of acquired intangible assets	73,000	73,000	18,000	18,000	18,707	54,364
Stock-based compensation expense	86,000	86,000	22,000	22,000	21,899	63,770
Acquisition and integration related costs	3,000	3,000	1,000	1,000	796	2,272
Restructuring and related costs	4,000	4,000	-	-	509	3,880
Settlements and impairments	-	-	-	-	-	(107)
Non-GAAP income before income taxes	665,000	670,000	171,000	176,000	162,392	492,676
Asssumed rate for income tax expense[2]	26%	26%	26%	26%	26%	26%
Assumed provision for income tax expesne	(172,900)	(174,200)	(44,500)	(45,800)	(42,222)	(128,096)
Non-GAAP net income	$ 492,100	$ 495,800	$ 126,500	$ 130,200	$ 120,170	$ 364,580
Net income per share - diluted	$ 0.92	$ 0.93	$ 0.24	$ 0.25	$ 0.22	$ 0.68
Non-GAAP net income per share - diluted	$ 1.21	$ 1.22	$ 0.31	$ 0.32	$ 0.30	$ 0.90
Weighted average outstanding shares - diluted	406,800	406,800	407,400	407,400	407,229	406,713

[1] Represents forward-looking guidance.

[2] The assumed tax rate approximates our statutory federal and state corporate tax rate for the applicable period.

CoStar Group

Reconciliation of Net Income to Adjusted EBITDA

The following table presents a reconciliation of CoStar Group's Adjusted EBITDA, including forward-looking guidance range Adjusted EBITDA for the full year ending December 31, 2023, to the most directly comparable GAAP financial measure, net income.

(in thousands)	For the Year Ending December 31, 2012	2022	Low 2023[1]	High 2023[1]	For the Three Months Ended December 31, 2023 - Low[1]	For the Three Months Ended December 31, 2023 - High[1]	For the Three Months Ended September 30, 2023
Net income	$ 9,915	$ 369,453	$ 376,000	$ 380,000	$ 97,000	$ 101,000	$ 90,574
Amortization of acquired intangible assets	22,241	102,579	73,000	73,000	18,000	18,000	18,707
Depreciation and other amortization	10,511	29,127	34,000	34,000	10,000	10,000	8,418
Interest income, net	(526)	(32,125)	(212,000)	(212,000)	(58,000)	(58,000)	(58,422)
Other (income) expense, net	4,832	(3,383)	(2,000)	(2,000)	-	-	(465)
Income tax expense	13,219	117,004	123,000	124,000	33,000	34,000	29,907
EBITDA	60,192	582,655	392,000	397,000	100,000	105,000	88,719
Stock-based compensation expense	12,282	75,207	86,000	86,000	22,000	22,000	21,899
Acquisition and integration related costs	13,924	5,405	3,000	3,000	1,000	1,000	796
Restructuring and related costs	-	2,175	4,000	4,000	-	-	509
Settlements and impairments	-	6,069	-	-	-	-	-
Adjusted EBITDA	$ 86,398	$ 671,511	$ 485,000	$ 490,000	$ 123,000	$ 128,000	$ 111,923

[1] Represents forward-looking guidance.

CoStar Group

Use of Operating Metrics CoStar Group reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans and make strategic decisions. This presentation includes Net New Bookings. Going forward, CoStar Group expects to use these operating metrics on a periodic basis to evaluate and provide investors with insight into the performance of the Company’s subscription-based services. Net New Bookings are calculated based on the annualized amount of change in the Company's sales bookings, resulting from new subscription-based contracts, changes to existing subscription-based contracts and cancellations of subscription-based contracts for the period reported. Information regarding net new bookings is not comparable to, nor should it be substituted for, an analysis of the Company's revenues over time.